Debt	12 Months Ended
Dec. 31, 2014
Debt Disclosure [Abstract]
Debt Disclosure [Text Block]
Long-term Debt
The Company’s total indebtedness as of December 31, 2014 and 2013 consisted of the following:

	December 31,
	2014	2013
	(Dollars in millions)
2013 Term Loan Facility due September 2020	$1,175.1	$1,185.4
7.375% Senior Notes due November 2016	650.0	650.0
6.00% Senior Notes due November 2018	1,518.8	1,518.8
6.50% Senior Notes due September 2020	650.0	650.0
6.25% Senior Notes due November 2021	1,339.6	1,339.6
7.875% Senior Notes due November 2026	247.6	247.5
Convertible Junior Subordinated Debentures due December 2066	382.3	379.7
Capital lease obligations	22.2	30.5
Other	1.2	0.9
Total	$5,986.8	$6,002.4

The carrying amounts of the 2013 Term Loan Facility due September 2020, the 7.875% Senior Notes due December 2026 and the Convertible Junior Subordinated Debentures due December 2066 (the Debentures) have been presented above net of the respective unamortized original issue discounts.
2013 Credit Facility
On September 24, 2013, the Company entered into a secured credit agreement (as amended, the 2013 Credit Facility), which provides for a $1.65 billion revolving credit facility (the 2013 Revolver) and a $1.20 billion term loan facility (the 2013 Term Loan Facility). In connection with the closing of the 2013 Credit Facility, the Company borrowed $1.19 billion under the 2013 Term Loan Facility, net of original issue discount of $12.0 million that will be amortized over its seven-year term, and transferred $94.7 million of existing letters of credit from its unsecured credit agreement dated as of June 18, 2010 (as amended, the 2010 Credit Agreement). The 2013 Revolver commitment will mature on September 24, 2018, or on August 15, 2018 if the Company’s 6.00% Senior Notes due 2018 are still in existence on such date. The 2013 Term Loan Facility matures on September 24, 2020. The Company capitalized total deferred financing costs of $18.3 million and $10.1 million related to the 2013 Revolver and 2013 Term Loan Facility, respectively, to be amortized over the respective five- and seven-year terms of those facilities.
Proceeds of the 2013 Term Loan Facility were used primarily to pay off amounts outstanding under the 2010 Credit Agreement and the Company's unsecured credit agreement dated October 28, 2011 (as amended), which had then-outstanding principal amounts of $301.8 million and $862.5 million, respectively. The Company recognized expense of $11.5 million on the write-off of previously deferred financing costs related to those facilities during the year, which was classified in "Interest expense" in the consolidated statement of operations.
The obligations under the 2013 Credit Facility are guaranteed by the Company and substantially all of its domestic subsidiaries and are secured by (1) a pledge of 65% of the stock of Peabody Investments (Gibraltar) Limited, a holding company for the Australian operations of the Company, (2) a pledge of the stock of Peabody IC Funding Corp., whose assets are substantially comprised of intercompany debt owed to it by Peabody IC Holdings LLC, a holding company whose sole asset is intercompany debt owed to it by the top-level Gibraltar subsidiary of the Company’s Australian platform, an entity which previously owed such debt directly to Peabody IC Funding Corp. and (3) after the effectiveness of the Omnibus Amendment Agreement, dated as of February 5, 2015 (the First Amendment), substantially all of the Company’s U.S. assets and 65% of the equity interests of its first-tier foreign subsidiaries, subject to certain exceptions. The 2013 Credit Facility limits that amount of debt secured by “Principal Property” and “Capital Stock” (as such quoted terms are used in the Company’s Senior Notes indentures) in order for the Company to utilize the general liens basket in the Company’s Senior Notes indentures.
All borrowings under the 2013 Credit Facility (other than swingline borrowings and borrowings denominated in currencies other than U.S. dollars) bear interest, at the Company’s option, at either a base rate (subject to a floor of 2.00% for borrowings under the 2013 Term Loan Facility) or a eurocurrency rate (subject to a floor of 1.00% for borrowings under the 2013 Term Loan Facility), each as defined in the 2013 Credit Agreement, plus: (1) in the case of the 2013 Term Loan Facility, a margin of 2.25% and 3.25% per year for borrowings bearing interest at the base rate and the eurocurrency rate, respectively; or (2) in the case of the 2013 Revolver, a margin dependent on the Company's consolidated net leverage ratio, as defined in the 2013 Credit Agreement, ranging from 0.75% to 1.50% and 1.75% to 2.50% per year for borrowings bearing interest at the base rate and eurocurrency rate, respectively.
As of December 31, 2014 the Company had $1,175.1 million outstanding under the 2013 Term Loan Facility with an interest rate payable of LIBOR (with a floor of 1.00%) plus 3.25%, or 4.25% in total.
The Company pays a usage-dependent commitment fee under the 2013 Revolver, which is dependent upon the Company's consolidated net leverage ratio, as defined in the 2013 Credit Agreement, and ranges from 0.375% to 0.500% of the available unused commitment. In addition, the Company pays a letter of credit fee, which is also dependent upon the Company's leverage ratio and ranges from 1.75% to 2.50% per year of the undrawn amount of each letter of credit, and a fronting fee equal to 0.125% per year of the face amount drawn under each letter of credit.
The 2013 Term Loan Facility is subject to quarterly amortization of 0.25% per quarter that commenced on October 1, 2013, with the final payment of all amounts outstanding (including accrued interest) being due on September 24, 2020. Subject to customary reinvestment rights, the 2013 Credit Facility is subject to mandatory prepayment and permanent commitment reduction provisions. These provisions include a requirement to prepay the loans with total net proceeds from certain asset sales exceeding $500 million in the aggregate, including certain asset sales by domestic unrestricted subsidiaries or domestic joint ventures of 50% or more of their assets or equity individually or in the aggregate exceeding $200 million. To the extent that mandatory prepayments and or permanent commitment reductions are required, prepayments shall be applied to prepay the term loan borrowings and, once no term loan borrowings are outstanding, the revolving commitments shall be permanently reduced by an amount that depends on the amount of revolving commitments in existence at the time of such reduction.
Under the 2013 Revolver, the Company must comply with two financial covenants on a quarterly basis, which are a maximum net first lien secured leverage ratio and a minimum interest coverage ratio. The Company was in compliance with those covenants as of December 31, 2014. The Company is permitted to pay dividends, buy and sell assets and make redemptions or repurchases of capital stock, subject to restrictions imposed by the 2013 Credit Facility. That agreement also imposes certain restrictions on the Company's ability to incur liens, incur debt, make investments (including acquisitions), engage in fundamental changes such as mergers and dissolutions, dispose of assets, change the nature of its business, enter into transactions with affiliates, enter into agreements that restrict the Company's ability to make dividends or distributions, enter into agreements with negative pledge clauses, make dividends from the top-level Gibraltar holding company of the Company's Australian operations to the Company's domestic subsidiaries in an amount in excess of $500 million per year and incur liens securing indebtedness on the Company’s “Principal Property” and “Capital Stock” (as such quoted terms are used in the Company’s Senior Notes indentures). It also contains customary events of default. The agreement generally does not restrict the Company’s ability to provide for loans and advances between the parent company and the subsidiaries that secure or guarantee the related indebtedness, provided that certain of such loans and advances are subordinated to the Company’s obligations under the 2013 Credit Agreement.
The foregoing description of the 2013 Credit Facility addresses the terms of the First Amendment. The First Amendment also:

•
amended the financial maintenance covenants to provide the Company with greater financial flexibility by lowering the interest coverage ratio and increasing the maximum net first lien secured leverage ratio for the term of the 2013 Credit Facility;

•	amended a negative covenant in the 2013 Credit Facility to allow for second lien debt issuances, so long as the Company remains in compliance with the 2013 Credit Facility; and

•
amended certain other negative covenants in the 2013 Credit Facility to (1) reduce the Company’s annual cash dividend payments allowable to a maximum of $27.5 million (with carryforward permitted) and the additional general restricted payments basket, which includes dividends, stock repurchases and certain investments, to a maximum of $100.0 million (which amount may increase based on positive earnings during the term of the agreement) and (2) further limit the Company’s ability to incur liens, incur debt and make investments.

As of December 31, 2014, the Company had no borrowings under the 2013 Revolver, but had $114.9 million of letters of credit outstanding. The remaining capacity under the 2013 Revolver at December 31, 2014 was $1,535.1 million. The interest rate payable on the 2013 Revolver was LIBOR plus 2.25%, or 2.42% at December 31, 2014.
6.00%, 6.25%, 6.50%, 7.375% and 7.875% Senior Notes (collectively the Senior Notes)
The Senior Notes are senior unsecured obligations and rank senior in right of payment to any subordinated indebtedness; equally in right of payment with any senior indebtedness; are effectively junior in right of payment to the Company’s secured indebtedness, to the extent of the value of the collateral securing that indebtedness; and effectively junior to all the indebtedness and other liabilities of its subsidiaries that do not guarantee the notes.
The Senior Notes are jointly and severally guaranteed by nearly all of the Company’s domestic subsidiaries, as defined in the note indentures. The note indentures contain covenants that, among other things, limit the Company’s ability to create liens and enter into sale and lease-back transactions. The Senior Notes are redeemable at a redemption price equal to 100% of the principal amount of the notes being redeemed plus a make-whole premium and any accrued unpaid interest to the redemption date. If the Company experiences specific kinds of changes in control and the credit rating assigned to the Senior Notes declines below specified levels within 90 days of that time, holders of such notes have the right to require the Company to repurchase their notes at a repurchase price equal to 101% of their principal amount, plus accrued and unpaid interest, if any, to the date of repurchase.
Interest payments on the Senior Notes are scheduled to occur each year as follows:

Senior Notes	Interest Payment Dates
6.00% Senior Notes	May 15 and November 15
6.25% Senior Notes	May 15 and November 15
6.50% Senior Notes	March 15 and September 15
7.375% Senior Notes	May 1 and November 1
7.875% Senior Notes	May 1 and November 1

On November 15, 2011, the Company completed a $1.6 billion offering of 6.00% Senior Notes due November 2018 (the 6.00% Senior Notes) and a $1.5 billion offering of 6.25% Senior Notes due November 2021 (the 6.25% Senior Notes), with the proceeds of the offering used, in part, to finance the acquisition of Macarthur. On the same date, the Company, the Guarantors and the initial purchasers of the 6.00% Senior Notes and the 6.25% Senior Notes entered into a registration rights agreement (the Registration Rights Agreement). During the second quarter of 2012, the Company repurchased $81.2 million and $160.4 million in aggregate principal amount of its 6.00% and 6.25% Senior Notes due 2018 and 2021, respectively, with existing cash on hand. The Company recognized a loss on debt extinguishment of $2.8 million associated with these repurchases, which was comprised of $3.4 million of expense related to the write-off of deferred financing costs and a gain of $0.6 million as the repurchases were made below par value. The loss is classified in "Interest expense" in the consolidated statement of operations for the year ended December 31, 2012. In the third quarter of 2012, the Company commenced an offer to exchange any and all of its 6.00% and 6.25% Senior Notes outstanding for substantially identical freely tradable debt securities registered under the Securities Act of 1933. The exchange offer was completed in October 2012 and did not affect the Company's indebtedness outstanding.
Convertible Junior Subordinated Debentures
As of December 31, 2014, the Company had $732.5 million aggregate principal outstanding of Debentures that generally require interest to be paid semiannually at a rate of 4.75% per year. The Debentures are convertible at any time on or prior to December 15, 2036 if any of the following conditions occur: (1) the Company’s closing common stock price exceeds 140% of the then applicable conversion price for the Debentures (currently $1,200.23 per share) for at least 20 of the final 30 trading days in any quarter; (2) a notice of redemption is issued with respect to the Debentures; (3) a change of control, as defined in the indenture governing the Debentures; (4) satisfaction of certain trading price conditions; and (5) other specified corporate transactions described in the indenture governing the Debentures. In addition, the Debentures are convertible at any time after December 15, 2036 to December 15, 2041, the scheduled maturity date. In the case of conversion following a notice of redemption or upon a non-stock change of control, as defined in the indenture governing the Debentures, holders may convert their Debentures into cash in the amount of the principal amount of their Debentures and shares of the Company’s common stock for any conversion value in excess of the principal amount. In all other conversion circumstances, holders will receive perpetual preferred stock (see Note 17. "Stockholders' Equity") with a liquidation preference equal to the principal amount of their Debentures, and any conversion value in excess of the principal amount will be settled with the Company’s common stock. As a result of the Patriot spin-off, the conversion rate was adjusted. The conversion rate has also been adjusted when there has been a change in the Company’s dividend distribution rate. The current conversion rate is 1.1664 shares of common stock per $1,000 principal amount of Debentures effective February 4, 2015. This adjusted conversion rate represents a conversion price of $857.30.
Between December 20, 2011 and December 19, 2036, the Company may redeem the Debentures, in whole or in part, if for at least 20 out of the 30 consecutive trading days immediately prior to the date on which notice of redemption is given, the Company’s closing common stock price has exceeded 130% of the then applicable conversion price for the Debentures (currently $1,114.50 per share). On or after December 20, 2036, whether or not the redemption condition is satisfied, the Company may redeem the Debentures, in whole or in part. The Company may not redeem any Debentures unless (1) all accrued and unpaid interest on the Debentures has been paid in full on or prior to the redemption date and (2) if any perpetual preferred stock is outstanding, the Company has first given notice to redeem the perpetual preferred stock in the same proportion as the redemption of the Debentures. Any redemption of the Debentures will be at a cash redemption price of 100% of the principal amount of the Debentures to be redeemed, plus accrued and unpaid interest to the date of redemption.
On December 15, 2041, the scheduled maturity date, the Company is required to use commercially reasonable efforts, subject to the occurrence of a market disruption event, as defined in the indenture governing the Debentures, to issue securities of equivalent equity content in an amount sufficient to pay the principal amount of the Debentures, together with accrued and unpaid interest. At the final maturity date of the Debentures on December 15, 2066, the entire principal amount will become due and payable, together with accrued and unpaid interest.
In connection with the issuance of the Debentures, the Company entered into a Capital Replacement Covenant (the CRC). Pursuant to the CRC, the Company covenanted for the benefit of holders of covered debt, as defined in the CRC (currently the Company’s 7.875% Senior Notes, issued in an aggregate principal amount of $250.0 million), that neither the Company nor any of its subsidiaries shall repay, redeem or repurchase all or any part of the Debentures on or after December 15, 2041 and prior to December 15, 2046, except to the extent that the total repayment, redemption or repurchase price does not exceed the sum of: (1) 400% of the Company’s net cash proceeds from the sale of its common stock and rights to acquire its common stock (including common stock issued pursuant to the Company’s dividend reinvestment plan or employee benefit plans); (2) the Company’s net cash proceeds from the sale of its mandatorily convertible preferred stock, as defined in the CRC, or debt exchangeable for equity, as defined in the CRC; and (3) the Company’s net cash proceeds from the sale of other replacement capital securities, as defined in the CRC, in each case, during the six months prior to the notice date for the relevant payment, redemption or repurchase.
The Debentures are unsecured obligations of the Company, ranking junior to all existing and future senior and subordinated debt (excluding trade accounts payable or accrued liabilities arising in the ordinary course of business) except for any future debt that ranks equal to or junior to the Debentures. The Debentures rank equal in right of payment with the Company’s obligations to trade creditors. In addition, the Debentures are effectively subordinated to all indebtedness of the Company’s subsidiaries. The indenture governing the Debentures places no limitation on the amount of additional indebtedness that the Company or any of the Company’s subsidiaries may incur, but do impose certain financial covenants. The Company was in compliance with all such covenants as of December 31, 2014.
In June 2014, the Company received sufficient consents from holders of the Debentures to amend the related indenture and eliminate the provisions relating to the mandatory and optional deferral of interest, thereby providing the Company greater financial and operational flexibility and increased ease of administration with respect to the Debentures. After receiving those consents, the Company entered into a supplemental indenture reflecting the amendments, which binds all holders of the Debentures. The eliminated provisions related to the mandatory deferral of interest (1) required that the Company defer interest payments on the Debentures under specified circumstances unless it obtained funds for those payments through the sale of qualifying warrants or qualifying preferred stock, (2) subject to limitations, required that the Company obtain the necessary funds through such a sale, and (3) prohibited the Company from making certain distributions (including dividends) with respect to its capital stock during any mandatory extension period (as defined in the original indenture governing the Debentures) and until the Company paid all accrued but unpaid interest on the Debentures. The eliminated provisions related to the optional deferral of interest allowed the Company to defer interest payments on the Debentures at its discretion, in certain circumstances.
Holders of the Debentures that validly consented to the amendments received a consent fee of $15.00 per $1,000 principal amount of the Debentures. The Company paid aggregate consent fees of $10.1 million in June 2014 in connection with the Debentures consent solicitation, which will be amortized over the remaining term of the Debentures. Additionally, the Company incurred $1.6 million in fees to third parties related to the consent solicitation and supplemental indenture, which were classified in "Interest expense" in the consolidated statement of operations for the year ended December 31, 2014.
The Company accounts for the liability and equity components of the Debentures in a manner that reflects the nonconvertible debt borrowing rate when recognizing interest cost in subsequent periods. The following table illustrates the carrying amount of the equity and debt components of the Debentures:

	December 31,
	2014	2013
	(Dollars in millions)
Carrying amount of the equity component	$215.4	$215.4

Principal amount of the liability component	$732.5	$732.5
Unamortized discount	(350.2)	(352.8)
Net carrying amount	$382.3	$379.7

The following table illustrates the effective interest rate and the interest expense related to the Debentures:

	Year Ended December 31,
	2014	2013	2012
	(Dollars in millions)
Effective interest rate	4.9%	4.9%	4.9%
Interest expense — contractual interest coupon	$34.8	$34.8	$34.8
Interest expense — amortization of debt discount	2.6	2.3	2.1

The remaining period over which the discount will be amortized is 27 years as of December 31, 2014.
Capital Lease Obligations
In June 2013, the Company executed an amendment to its master equipment hire agreement with an unconsolidated equity affiliate in Australia to allow for the legal right of offset of receivables and payables due between parties. The operations of that equity affiliate are funded through equity interests and shareholder loans for the purpose of purchasing on behalf of and leasing equipment to its shareholders. Because the Company intends to use the right of offset provided by that amendment, $38.0 million of capital lease obligations due to that equity affiliate have been presented on a net basis in the consolidated balance sheet as of December 31, 2014 and offset against the related shareholder loans due from that equity affiliate included in "Investments and other assets." Prior to the amendment, such amounts were presented on a gross basis in the Company's consolidated financial statements.
Refer to Note 13. "Leases" for additional information associated with the Company's capital leases, which pertain to the financing of mining equipment used in operations.
Debt Maturities, Interest Paid and Financing Costs
The aggregate amounts of long-term debt maturities (including unamortized debt discounts) subsequent to December 31, 2014, including capital lease obligations, were as follows:

Year of Maturity	(Dollars in millions)
2015	$21.2
2016	669.0
2017	12.9
2018	1,530.9
2019	12.1
2020 and thereafter	3,740.7
Total	$5,986.8

Interest paid on long-term debt was $404.4 million, $388.2 million and $396.1 million for the years ended December 31, 2014, 2013 and 2012, respectively.
Financing costs incurred with the issuance of the Company’s debt are being amortized to interest expense over the remaining term of the associated debt. The remaining balance at December 31, 2014 was $88.7 million, of which $62.4 million will be amortized to interest expense over the next five years.